UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2014


                                  SOLAR3D, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



          000-49805                                      01-0592299
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

        26 WEST MISSION AVENUE, SUITE 8, SANTA BARBARA, CALIFORNIA 93101
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (805) 690-9000
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              (Registrant's telephone number, including area code)

       6500 HOLLISTER AVENUE, SUITE 1230, SANTA BARBARA, CALIFORNIA 93117
      --------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule  14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
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         Item 5.02.  Departure of Directors or Certain Officers,  Appointment of
         Certain Officers, Compensatory Arrangements of Certain Officers.

         On May 1, 2014, Solar3D, Inc., a Delaware corporation (the "Company"), entered into an amendment (the "Amendment") to its Restricted Stock Grant Agreement (the "RSGA") with its Chief Executive Officer, James B. Nelson, originally dated September 23, 2013, having the effect of delaying the issuance of shares earned by Mr. Nelson and vested under the Agreement to the later of
(i) the first day of the fiscal year following the fiscal year during which the restricted shares vest or (ii) within five (5) business days after the last day of the month during which the restricted shares vest.

         A copy of the Amendment to the Restricted Stock Grant Agreement is attached to this Report as Exhibit 10.1.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

         (d)    Exhibits

                10.1 Amendment to Restricted Stock Grant Agreement, dated May 1, 2014, by and between Solar3D, Inc., a Delaware corporation, and James B. Nelson.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLAR3D, INC.
                     ---------------------------------------
                                  (Registrant)

Date: May 2, 2014


                               /s/ James B. Nelson
                    ----------------------------------------
                    James B. Nelson, Chief Executive Officer



















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